UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2011

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2011, the Board of Directors of The Williams Companies, Inc. ("Williams") elected Randall L. Barnard as Senior Vice President – Gas Pipeline of Williams effective February 24, 2011. On January 24, 2011, the Board of Directors of Williams Partners GP LLC (the "General Partner"), the general partner of Williams Partners L.P., elected Mr. Barnard as Senior Vice President –Gas Pipeline and director of the General Partner, in each case effective February 24, 2011. Mr. Barnard will assume positions currently held by Philip D. Wright, who was elected as Senior Vice President-Corporate Development of Williams on January 20, 2011, effective February 24, 2011. Mr. Wright will also resign from his positions as Senior Vice President – Gas Pipeline and director of the General Partner, in each case effective February 24, 2011.

Mr. Barnard, age 52, began his career as an engineer with Williams in 1982. Prior to assuming his current role as Vice President – Gas Market Development in July 2010, Mr. Barnard served eight years with Williams’ interstate gas pipeline business in various capacities, including senior vice president of operations and technical services. He also has eight years of international business experience, both in executive management and business development, with Williams. Mr. Barnard spent much of his early career at Williams in engineering and operations positions in Williams' natural gas gathering and processing businesses.

Mr. Barnard graduated in 1980 from the University of Missouri-Rolla (now known as Missouri University of Science and Technology) with a degree in petroleum engineering. He completed Harvard Business School’s Program for Management Development in 2000. Mr. Barnard serves as chairman of the board for the Gas Technology Institute and vice chairman of the Common Ground Alliance. In 2008, he was the first recipient of Williams’ Leave the Ladder Down Award; a program sponsored by Williams’ Women’s Business Resource Group to recognize a leader who fosters an environment that attracts a high-performing and diverse workplace.

Mr. Wright, age 55, joined Williams in 1989 as vice president of marketing and transportation for its petroleum liquids pipeline business. He has served in the top leadership role for Williams’ gas pipeline business since 2005. Prior to his current role Mr. Wright served as senior vice president and chief restructuring officer of Williams. He was named president and chief executive officer for Williams Energy Services, LLC, in September 2001. That same year he was named chairman of the board for Williams Energy Partners L.P. and served as its president and chief operating officer. Prior to joining Williams, Wright worked 13 years for Conoco.

Mr. Wright earned his bachelor’s degree in civil engineering from Oklahoma State University in 1976. In 2008, he served as chairman of the Interstate Natural Gas Association of America and is the former chairman of the executive committee of the Association of Oil Pipelines. He currently serves as second vice chairman of the Southern Gas Association.

Item 7.01 Regulation FD Disclosure.

On January 24, 2011, Williams and the Partnership issued a press release regarding the election of Mr. Barnard and the election and resignation of Mr. Wright each as described above. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated January 24, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
/s/ La Fleur C. Browne
Name: La Fleur C. Browne
Title: Corporate Secretary

DATED: January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By: Williams Partners GP LLC,
its General Partner
/s/ La Fleur C. Browne
Name: La Fleur C. Browne
Title: Corporate Secretary

DATED: January 25, 2011

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 24, 2011